UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
(Amendment No. )

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FOREST LABORATORIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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jj£ Forest 2011 Annual Meeting — Windows Internet Explorer provided by SARD VERBINNEN & CO UV Vl ) w ^J http://www.frx2011annualmeeting.com..’ T ^ ^ X «’ GoogLe <P T : File Edit V’ieuv Favorites TcoIe Help ^ Favorites ^ Forest 2011 Annual Meeting /ZvSP Forest Laboratories* Inc. visitfrx.com f ^ _ |TV- I Welcome w a£^^ Welcome to our website. Here you can find information pertaining to Forest Laboratories, Inc. and our 2011 ^^^* m Annual Meeting of Stockholders, which will be held on Thursday, August 13,2011 in New York, New York. i _^ The votes of Forest stockholders are very important at this critical juncture in the Company’s history. \ 3$ ^^Hfil i^i iT^ ‘v’’:3ur Board has nominated 10 highly qualified candidates to serve on Forest’s Board, including 7 incumbent / ^r ^^ t ^ **¦ .t— ^~ I directors and 3 new independent nominees. If elected-, our nominees are committed to representing the ^^^^^^^"^^^^^^^^^~^^^^^~^^^ best interests of all Forest stockholders, and your Board urges you to vote FOR Forest’s entire slate by using the WHITE proxy card that you have received from Forest You canfindvoting instructions, biograp-hies of our nominees, relevant letters to stockholders, our proxy statement and any amendments or supplements to it. and other useful information on this website. We encourage you to read all the materials carefully. We thankyouforyour support. & Press Releases >!fc Shareholder Letters \\A Presentations & Materials E=) SEC Filings OS.11.11 Forest Laboratories Sands Open 03.05.11 August 5th Shareholder Letter OB.11.11 Forest Labs — Key Considerations 0S.11.11 ISS Recommends Forest Letter Td Shareholders for Shareholders Shareholders Vate the Company’s 03.01.11 August 1st Shareholder Letter — White Card at Annual Meeting OB.10.11 ISS Recommends Forest OB.0B.11 Forest Labs — We Believe Icahn s 07.1S.11 July 1Bth Shareholder Letter Shareholders Vote the Company’s Nominees are Conflicted 05.10.11 Updates to Website White Card at Annual Meetinq more> OE.06.11 forest Chief Prevails Over U.S/ OS.10.11 ISS Recommends Forest > -The Wall Street Journal Shareholders Vote For Company’s Entire Slate of Ten Board more ± Nominees more > HOME | PRESSRELEASES | SHAREHOLDER LETTERS | PRESENTATIONS & MATERIALS | OUR NOMINEES | PROXY MATERIALS | SEC FILINGS | CONTACT ©2011 Forest Laboratories, Inc. Important Information

‘(§ Press Releases | Forest 2011 Annual Meeting — Windows Internet Explorer provided by SARD VERBINNEN & CO J ^» ! ij5_, ht ±p:/..’vvvlvvv.frK2011annualmeeting.conn1rjre::-relea:e:.11 T ^ ^ X I -•¦ Gvogle fl T File Edit View Favorites Tools Help <Q Favorites jfi preSs Releases | Forest 2011 Annual Meeting rixW Forest Laboratories, Inc. visrtfrx.com “TB I Press Releases ^P^ J Date Title PDF -^1 08.11.2011 Forest Laboratories Sends Open Letter To Shareholders Q Mflfe. ‘ ,, ISS Recommends Forest Shareholders Vote the Company’s White m*. ^^^^ ^^^^^^^^^^^^^^^^^^J Card at Annual Me&trng \SS Recommends Forest Shareholders Vote For Companys Entire jn OS.10.2011 J Slate of T&n Board Nominees 08.08.2011 For&st Laboratories Sends L&tt&rto Shareholders V5 HHS-OKj Drops Potential Action Against Forest CEO Howard » 08.05.2011 TB Solomon Forest Laboratories Issues Statement Regarding Litigation with a 08.05.2011 Ty Icahn 03.01.2011 Forest Laboratories Sends Letter to Shareholders *^\ 07.29.2011 Forest Laboratories Files Investor Presentation a Forest Laboratories Files Definitive Proxy Materials For Annual « 07.18.2011 Vd Meeting To Be Held On August 1S, 2011 Forest Laboratories Announces Director Nominees for Election at e 07.18.2011 YB 2011 Annual Meeting HOME | PRESSRELEASES | SHAREHOLDER LETTERS | PRESEWTATIONS & MATERIALS | OUR MOMINEE5 | PROXY MATERIALS | SEGFILIHGS | CONTACT © 2011 Fore st La borato ries, In c. Impcrtant Info rmatian

$ Forest Laboratories Sends Open Letter To Shareholders | Forest 2011 Annual Meeting — Windows Internet Explorer provided by SARD J ^» I ‘£_, ht ±p://vvWvv.fn^011annualnTeeting.com-’rjre::-relea:e:/fore:t-labcratorie5-:en(:l:-open-let ±er-to-:h arehckler:/ T ^ ^ X I -•¦ Gvogle P T File Edit View Favorites Tools Help -,? Favorites jfi Forest Laboratories Sends Open Letter To Shareh... fts^sa) Forest Laboratories, Inc. visitfrx.com “TB I Press Releases ¦ ^r ‘^ H Forest Laboratories Sends Open Letter To Shareholders 1. V I ^~ < Recommends Shareholders Vote the WHITE ProxyCard For All Forest Nominees in Advance of August 18 "^*^ L ^t_/J Annual Meeting NEW YORK. August 11. 2011 — Forest Laboratories. Inc. (NYSE: FRX) TFo re sf) to day sent the foil owing open letter to all Forest shareholders in connection with the Company’s .Annual Meeting on August 18, 2011. August 11, 2011 Dear Fellow Shareholders. Our2011 Annual Meeting of Shareholders is just one week away. We are writing to askyou to vote for our slate often talented, experienced and extremely well qualified Board nominees, who are all committed to delivering value foryou, our shareholders. Leading proxy advisory firms Institutional Shareholder Services (ISS) and Egan-Jones agree with your Board’s unanimous recommendation that you vote for our entire slate often highly qualified, talented and experienced director nominees and reject the alternative slate of hand-picked designees nominated by shareholder Carl Icahn. Your vote is important-no matter how many shares you own. Please vote the WHITE proxy card today. Forest Has Strong Track Record of Delivering Value for Shareholders and One of the Strongest and Host Diversified Pipelines in the Industry The Forest Board and management team have a long track record of delivering strong shareholder returns: • Overthe last 10 years, Forest’s revenues and earnings have increased at compound annual growth rates of 12.1% and 16.5%. respectively.

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- Over the last 10 years, Forest's revenues and earnings have increased at compound annual growth rates of 12.1% and 16.5%, respectively.
- Forest's stock price has outperformed the S&P 500 and the AMEX Pharmaceutical Index (DRG) – over both the short term and the long term.

Forest's Board and management team continue to drive positive financial and operational results and have worked diligently to diversify the Company's product portfolio, pursuing new, high-potential products in key therapeutic areas with significant unmet medical needs.

Today, Forest is strong and performing well and has developed one of the deepest and most promising product portfolios in the industry, including a total of nine new products, five of which have already been launched. We anticipate launching the other four products by 2013 and have made good progress toward this goal, having filed NDAs for both aclidinium and linaclotide as planned for this year. As these "Next 9" products are expected to grow and diversify Forest's revenues in the years ahead, this is a time of tremendous opportunity for Forest, and the Board and senior management team are confident that we are on the right course to deliver a highly attractive return and enduring value for our shareholders.

**Our "New 3" Nominees Will Help Maximize the Potential of Our "Next 9"**

In addition to our seven highly qualified incumbent directors, we have nominated three outstanding new independent candidates with strong executive experience, no prior relationships with the Company, and no conflicts with Forest. These "New 3" candidates – Christopher Coughlin, Gerald Lieberman and Brent Saunders – bring fresh eyes and valuable operating experience and financial expertise to the Forest Board.

Our slate represents an appropriate balance of new perspectives – including five new independent directors in the last five years – and incumbent Board members who have helped build value and execute the Company's strategy over the longer term. All ten Forest candidates are committed to transparency and responsiveness to shareholder concerns, will work on behalf of all investors and ensure board-level focus on maximizing the potential of our robust pipeline.

**Leading Proxy Advisory Firms Recommend that Shareholders Support Forest's Nominees**

Three independent proxy advisory firms have announced their strong support for Forest's nominees:

- Institutional Shareholder Services (ISS) said that Icahn "has not demonstrated a compelling case that change at the Board level is needed"[1] and recommended FOR ALL 10 of Forest's nominees.
- Egan-Jones stated it was "not convinced that the election of the dissidents' slate of nominees... would work to the benefit of shareholders"[2] and recommended FOR ALL 10 of Forest's nominees.

%£ Forest Laboratories Sends Open Letter To Shareholders | Forest 20L1 Annual Meeting — Wmdows Internet Explorer provided by SARD J ^» I ‘£_, ht ±p://vvWvv.fn^011annualnTeeting.com-’rjre::-relea:e:/fore:t-labcratorie5-:en(:l:-open-let ±er-to-:h arehckler:/ T ^ ^ X I -•¦ Gvogle P T File Edit View Favorites Tools Help ^> Favorites jfi Forest Laboratories Sends Open Letter To Shareh... ¦ Egan-Jones stated it was “not convincedthatthe election of the dissidents’ slate of nominees... * would work to the benefit of shareholders’^] and recommended FOR ALL 10 of Forest’s nominees. * Glass Lewis rejected all but one of Icahn’s nominees, thereby effectively supporting 9 OUT OF 10 of Forest’s nominees. We are gratified by these positive recommendations, which we believe reflect our strong track record of developing new products, the high caliber of our director candidates andthe balance of valuable experience and new perspectives we have assembled on our slate. However, we respectfully disagree with Glass Lewis’s recommendation for Icahn nominee Richard Mulligan, who we believe is clearly less qualified than Forest’s nominees and has an obvious conflict of interest due to his service on the board of Biogen Idee, which actively competes with Forest for new product licensing and acquisition opportunities in the areas of cardiovascular health, neurology, and infectious diseases. The HHS-OIG Matter Has Been Finally, and Rightfully, Resolved Last Friday, the Office of the Inspector General of Health and Human Services (HHS-OIG) informed Howard Solomon that it has decided not to exclude him from participating in federal healthcare programs and considers this matter ¦’closed.* We are happy that this issue has been finally, and rightfully, resolved. As we put this matter behind us. we £ remain diligent in our commitment to excellence and in upholding the highest standards both in our pharmaceutical operations and in our corporate governance. Forest’s Nominees Deserve Your Support Vote the WHITE Proxy Card Today Support your Board by voting the WHITE proxy card TODAY. You may vote by telephone, internet or by signing, dating and returning the enclosed WHITE proxy card in the postage-paid envelope. We also urge you to discard any gold proxy card sent to you by Mr. Icahn or his affiliates. If you have already returned a gold proxy card, you can change your vote by signing, dating and returning a WHITE proxy card. Only your latest dated proxy card will be counted. For information about Forest’s 2011 Annual Meeting of Shareholders-including a new presentation to Forest shareholders dated August 11,2011 — please visit: www.FRX2011annualrneetina.com. Forest’s Board of Directors greatly appreciates the input we have received from our shareholders. We thank youforyour continued support. Sincerely,

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you for your continued support.

Sincerely,

/s/

Howard Solomon
Chairman of the Board and Chief Executive Officer

/s/

Kenneth Goodman
Presiding Independent Director

**Forward Looking Information**

Except for the historical information contained herein, this document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve a number of risks and uncertainties, including the difficulty of predicting FDA approvals, the acceptance and demand for new pharmaceutical products, the impact of competitive products and pricing, the timely development and launch of new products, changes in laws and regulations affecting the healthcare industry and the risk factors listed from time to time in Forest Laboratories' Annual Reports on Form 10-K (including the Annual Report on form 10-K for the fiscal year ended March 31, 2011), Quarterly Reports on Form 10-Q, and any subsequent SEC filings.

**Important Additional Information**

Forest Laboratories, its directors, director nominees and certain of its executive officers may be deemed to be participants in the solicitation of proxies fromForestshareholders in connection with the matters to be considered at Forest Laboratories' 2011 Annual Meeting. On July 18, 2011, Forest Laboratories filed its definitive proxy statement (as it may be amended, the "Proxy Statement") with the U.S. Securities and Exchange Commission (the "SEC") in connection with such solicitation of proxies fromForestshareholders. FORESTSHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT AND ACCOMPANYING PROXY CARD AS THEY CONTAIN IMPORTANT INFORMATION. Detailed information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the Proxy Statement, including Appendix B thereto. Shareholders can obtain the Proxy Statement, any amendments or supplements to the Proxy Statement and other documents filed by Forest Laboratories with the SEC for no charge at the SEC's website at www.sec.gov. Copies are also available at no charge at Forest Laboratories' website at www.frx.com or by writing to Forest Laboratories at909 Third Avenue,New York,New York10022.

This document contains quotes and excerpts from certain previously published material. Consent of the author and publication has not been obtained to use the material as proxy soliciting material.

^ Forest Laboratories Sends Open Letter To Shareholders | Forest 2011 Annual Meeting — Wfndows Internet Explorer provided by SARD t3j V /* I ‘&. httpi/.’vvWvvin^Ollannualmeeting.com’preLL-releaGeL/foreit-laboratories-LenclL-open-letter-to-ihareh ckler:.- ^ ^ rt X I hj Googlf P T ‘ File Edit View Favorites Tools Help <Q Favorites jfi Forest Laboratories Sends Open Letter To Shareh... holdings or otherwise, is set forth in the Prosy Statement, including Appendix Bthereto. Shareholders can -* obtain the Proxy Statement, any amendments or supplements to the Proxy Statement and other documents filed by Forest Laboratories with the SEC for no charge at the SEC’s website atwww.sec.gov. Copies are also available at no charge at Forest Laboratories’ website atwww.frx.com or by writing to Forest Laboratories at909 Third Avenue,New York,NewYork10022. This document contains quotes and excerpts from certain previously published material. Consent of the author and publication has not been obtained to use the material as proxy soliciting material. If you have any questions, require assistance with voting your WHITE proxy card, or need additional copies of the proxy materials, piease contact: MacKenzie Partners 105 Madison Avenue NewYork,NY10016 frxproxy@mackeniiepartners.com (212) 929-5500 (Call Collect) Or TOLL-FREE [800) 322-2385 Contact: Investors: Forest Laboratories, Inc. Frank J. Murdolo. 1-212-224-6714 Vice President — Investor Relations ^ Fra n k.M u rd ol offif rx. com or Media: Sard Verbinnen & Co Hugh Burns/Renee Soto/Lesley Bogdanow. 1-212-637-3030 or Additional Investor Contacts: MacKenzie Partners Dan Burch, 1-212-929-5748

^ Forest Laboratories Sends Open Letter To Shareholders | Forest 2011 Annual Meeting — Wfndows Internet Explorer provided by SARD t3j V /* I ‘&. httpi/.’vvWvvin^Ollannualmeeting.com’preLL-releaGeL/foreit-laboratories-LenclL-open-letter-to-ihareh ckler:.- ^ ^ rt X I hj Googlf P T ‘ File Edit View Favorites Tools Help <Q Favorites jfi Forest Laboratories Sends Open Letter To Shareh... MacKenzie Partners 105 Madison Avenue NewYork,NY10016 frxproxy@mackeniiepartners.com (212) 929-5500 (Call Collect) Or TOLL-FREE (800) 322-2385 Contact: Investors: Forest Laboratories, Inc. Frank J. Murdolo. 1-212-224-6714 Vice President- Investor Relations Frank,MurdolCH’g>f rx.com or Media: Sard Verbinnen & Co Hugh Bums/Renee Soto/Lesley Bogdanow. 1-212-637-8030 or Additional Investor Contacts: MacKenzie Partners Dan Burch, 1-2.12-929-5748 Charlie Koons. 1-212-929-5703 [11ISS Proxy Report, August 10, 2011, p. 24 [2J Egan-Jones Proxy Report, July 28, 2011, p.6 <back HOME | PRESS RELEASES | SHAREHOLDER LETTERS | PRESENTATIONS &. MATERIALS | OUR NOMINEES | PROXY MATERIALS | SEC FILINGS | CONTACT ©2011 Forest Laboratories, Inc. Important Information

FOREST LABORATORIES SENDS OPEN LETTER TO SHAREHOLDERS
Recommends Shareholders Vote the WHITE Proxy Card For All Forest Nominees in
Advance of August 18 Annual Meeting
NEW YORK, August 11, 2011 — Forest Laboratories, Inc. (NYSE: FRX) (“Forest”) today sent the following open letter to all Forest shareholders in connection with the Company’s Annual Meeting on August 18, 2011.
August 11, 2011
Dear Fellow Shareholders,
Our 2011 Annual Meeting of Shareholders is just one week away. We are writing to ask you to vote for our slate of ten talented, experienced and extremely well qualified Board nominees, who are all committed to delivering value for you, our shareholders. Leading proxy advisory firms Institutional Shareholder Services (ISS) and Egan-Jones agree with your Board’s unanimous recommendation that you vote for our entire slate of ten highly qualified, talented and experienced director nominees and reject the alternative slate of hand-picked designees nominated by shareholder Carl Icahn.
Your vote is important – no matter how many shares you own. Please vote the WHITE proxy card today.
Forest Has Strong Track Record of Delivering Value for Shareholders and One of the
Strongest and Most Diversified Pipelines in the Industry
The Forest Board and management team have a long track record of delivering strong shareholder returns:
•	Over the last 10 years, Forest’s revenues and earnings have increased at compound annual growth rates of 12.1% and 16.5%, respectively.

•	Forest’s stock price has outperformed the S&P 500 and the AMEX Pharmaceutical Index (DRG) – over both the short term and the long term.
Forest’s Board and management team continue to drive positive financial and operational results and have worked diligently to diversify the Company’s product portfolio, pursuing new, high-potential products in key therapeutic areas with significant unmet medical needs.
Today, Forest is strong and performing well and has developed one of the deepest and most promising product portfolios in the industry, including a total of nine new products, five of which have already been launched. We anticipate launching the other four products by 2013 and have made good progress toward this goal, having filed NDAs for both aclidinium and linaclotide as planned for this year. As these “Next 9” products are expected to grow and diversify Forest’s revenues in the years ahead, this is a time of tremendous opportunity for Forest, and the Board and senior management team are confident that we are on the right course to deliver a highly attractive return and enduring value for our shareholders.
Our “New 3” Nominees Will Help Maximize the Potential of Our “Next 9”
In addition to our seven highly qualified incumbent directors, we have nominated three outstanding new independent candidates with strong executive experience, no prior relationships with the Company, and no conflicts with Forest. These “New 3” candidates – Christopher Coughlin, Gerald Lieberman and Brent Saunders – bring fresh eyes and valuable operating experience and financial expertise to the Forest Board.
Our slate represents an appropriate balance of new perspectives – including five new independent directors in the last five years – and incumbent Board members who have helped build value and execute the Company’s strategy over the longer term. All ten Forest candidates are committed to transparency and responsiveness to shareholder concerns, will work on behalf of all investors and ensure board-level focus on maximizing the potential of our robust pipeline.
Leading Proxy Advisory Firms Recommend that Shareholders
Support Forest’s Nominees
Three independent proxy advisory firms have announced their strong support for Forest’s nominees:
•	Institutional Shareholder Services (ISS) said that Icahn “has not demonstrated a compelling case that change at the Board level is needed”[1] and recommended FOR ALL 10 of Forest’s nominees.

[1]	ISS Proxy Report, August 10, 2011, p. 24

•	Egan-Jones stated it was “not convinced that the election of the dissidents’ slate of nominees...would work to the benefit of shareholders”[2] and recommended FOR ALL 10 of Forest’s nominees.

•	Glass Lewis rejected all but one of Icahn’s nominees, thereby effectively supporting 9 OUT OF 10 of Forest’s nominees.
We are gratified by these positive recommendations, which we believe reflect our strong track record of developing new products, the high caliber of our director candidates and the balance of valuable experience and new perspectives we have assembled on our slate.
However, we respectfully disagree with Glass Lewis’s recommendation for Icahn nominee Richard Mulligan, who we believe is clearly less qualified than Forest’s nominees and has an obvious conflict of interest due to his service on the board of Biogen Idec, which actively competes with Forest for new product licensing and acquisition opportunities in the areas of cardiovascular health, neurology, and infectious diseases.
The HHS-OIG Matter Has Been Finally, and Rightfully, Resolved
Last Friday, the Office of the Inspector General of Health and Human Services (HHS-OIG) informed Howard Solomon that it has decided not to exclude him from participating in federal healthcare programs and considers this matter “closed.”
We are happy that this issue has been finally, and rightfully, resolved. As we put this matter behind us, we remain diligent in our commitment to excellence and in upholding the highest standards both in our pharmaceutical operations and in our corporate governance.
Forest’s Nominees Deserve Your Support
Vote the WHITE Proxy Card Today
Support your Board by voting the WHITE proxy card TODAY. You may vote by telephone, internet or by signing, dating and returning the enclosed WHITE proxy card in the postage-paid envelope. We also urge you to DISCARD ANY GOLD PROXY CARD sent to you by Mr. Icahn or his affiliates. If you have already returned a gold proxy card, you can change your vote by signing, dating and returning a WHITE proxy card. Only your latest dated proxy card will be counted.

[2]	Egan-Jones Proxy Report, July 28, 2011, p.6

For information about Forest’s 2011 Annual Meeting of Shareholders – including a new presentation to Forest shareholders dated August 11, 2011 – please visit: www.FRX2011annualmeeting.com.
Forest’s Board of Directors greatly appreciates the input we have received from our shareholders. We thank you for your continued support.
Sincerely,
/s/
Howard Solomon
Chairman of the Board and Chief Executive Officer
/s/
Kenneth Goodman
Presiding Independent Director
Forward Looking Information
Except for the historical information contained herein, this document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve a number of risks and uncertainties, including the difficulty of predicting FDA approvals, the acceptance and demand for new pharmaceutical products, the impact of competitive products and pricing, the timely development and launch of new products, changes in laws and regulations affecting the healthcare industry and the risk factors listed from time to time in Forest Laboratories’ Annual Reports on Form 10-K (including the Annual Report on form 10-K for the fiscal year ended March 31, 2011), Quarterly Reports on Form 10-Q, and any subsequent SEC filings.
Important Additional Information
Forest Laboratories, its directors, director nominees and certain of its executive officers may be deemed to be participants in the solicitation of proxies from Forest shareholders in connection with the matters to be considered at Forest Laboratories’ 2011 Annual Meeting. On July 18, 2011, Forest Laboratories filed its definitive proxy statement (as it may be amended, the “Proxy Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) in connection with such solicitation of proxies from Forest shareholders. FOREST SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT AND ACCOMPANYING PROXY CARD AS THEY CONTAIN IMPORTANT INFORMATION. Detailed information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the Proxy Statement, including Appendix B thereto. Shareholders can obtain the Proxy Statement, any amendments or supplements to the Proxy Statement and other documents filed by Forest Laboratories with the SEC for no charge at the SEC’s website at www.sec.gov. Copies are also available at no charge at Forest Laboratories’ website at www.frx.com or by writing to Forest Laboratories at 909 Third Avenue, New York, New York 10022.
This document contains quotes and excerpts from certain previously published material. Consent of the author and publication has not been obtained to use the material as proxy soliciting material.

If you have any questions, require assistance with voting your WHITE proxy card, or need additional copies of the proxy materials, please contact:
105 Madison Avenue
New York, NY 10016
frxproxy@mackenziepartners.com
(212) 929-5500 (Call Collect)
Or
TOLL-FREE (800) 322-2885

jj£ ISS Recommends Forest Shareholders Vote the Company’s White Card at Annual Meeting | Forest 201 - Windows Internet Explorer pro [ nn | HB [^¦SJ^hJ .’ w ^j httpi/.Av^w.fn^Ollannualmeeting.com.^reGweleasei/icwec^ T ^ ^f X *v* Google <P T File Edit View Favorites Tools Help <Q Favorites ‘0 ISS Recommends Forest Shareholders Vote the C... riSwp Forest Laboratories, Inc. visitfnccom ~~71!JW I Press Releases mm ^<- w? *w ISS Recommends Forest Shareholders Vote the Company’s White Card at ^ “ **^W j I Annual Fleeting | [SS Recommendation is Misleading k r«*» k J i\ [ NEW YORK, August 10, 2011 — Forest Laboratories, Inc. [NYSE: FRX} [“Forest*) today responded to an leahn Group press release regarding the recent report issued by leading proxy advisory service Institutional Shareholder Services OSS): “Contrary to- the impression Carl Icahn seeks to create in his press release, ISS today recommended that shareholders vote on the Company’s WHfTE card to elect all ten Forest directors at its upcoming Annual Meeting of Shareholders. Icahn has self-servingly picked isolated statements from the ISS report in a transparent effort to mislead Forest shareholders as to the true conclusion of ISS. ISS thoroughly reviewed- Forest’s performance metrics, management of patent cliff challenges, and board nominees and concluded that Icahn ‘has not demonstrated a compelling case that change at the board level is neededT. ISS’s conclusion is clear: shareholders should vote the WHfTE proxy card in support of all ten Forest nominees.’ The Company noted that proxy advisory service Egan-Jones also supported all ten of the Company’s nominees, and that Glass Lewis- which Icahn also chooses to tout- rejected all but one of Icahns nominees. Forest urges shareholders to vote the WHfTE card they have received from Forest and to vote ‘FOR ALL* ten of Forests nominees to its Board of Directors. Shareholders can vote by telephone, Internet or by signing, dating and returning the Company’s WHfTE proxy card. Forest urges shareholders NOT to sign any gold proxy card sent to them by the Icahn Group. Even a withhold vote for Icahn’s nominees on a gold proxy card will cancel any previous proxy submitted by shareholders that voted ‘FOR ALL’ the Company’s no-minees. If shareholders have any questions or require assistance with voting their WHfTE proxy card, they can contact MacKenzie Partners, Inc., toll-free, at (-S0O) 322-2BBE-. Shareholders can find additional information about the Forest Annual meeting at httpr/Awww.f rx.201 fan n ual me etrn g. com I. Forward Looking Information Except for the historical information contained herein, this document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1&95. These statements involve a number of risks and uncertainties, including the difficuIty of predicting FDA approvals, the acceptance and demand for new pharmaceutical products, the impact of competitive products and pricing, the timely development and launch of new n.— .-i...-^.. ^n"^^” :~ I n ^"—i ¦ ‘~*: ^tt^^t:^^ iu~ u~~lit,~~-.- \r,,i..~i~* ..^.-i iu~ -:~i.. i~~i~.— i:~*~.-i f^^.mj.:^^ ^

£ij£ ISS Recommends Forest Shareholders Vote the Company’s White Card at Annual Meeting | Forest 201 — Windows Internet Explorer pro [ nn | HB [^¦SJ^hJ .’ w ^j ht ±p://w^w.fn^011annualmeeting.com.’pre:welea:;e:/icwecommend:-fore:t-!;^^ T ^ ^f X *v* Google <P T File Edit View Favorites Tools Help <£ Favorites ‘0 ISS Recommends Forest Shareholders Vote the C... Forward Looking Information Except for the historical information contained herein, this document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1&95. These statements involve a number of risks and uncertainties, including the -difficurty of predicting FDA approvals, the acceptance and demand for new pharmaceutical products, the impact of competitive products and pricing, the timely development and launch of new products, changes in laws and regulations affecting the healthcare industry and the risk factors listed from time to time in Fo rest La bo rato ries1 An n u a I Repo rts on Fo rm 10-K ^including the Annual Repo rt o n f o rm 10-K f o r th e fiscal year ended March 31, 2011), Quarterly Reports on Form 10-Q, and any subsequent SEC filings. Important Additional Information Forest Laboratories, its directors, director nominees and certain of its executive officers may be deemed to be participants in the solicitation of proxies from Forest shareholders in connection with the matters to be considered at Forest Laboratories’2011 Annual Meeting. On July 1S, 2011, Forest Laboratories filed its definitive proxy statement [as it may be amended, the ‘Proxy Statement”) with the U.S. Securities and; Exchange Commission (the ‘SECT} in connection with such solicitation of proxies from Forest shareholders. FOREST SHAREHOLDERS ARE STRONGLY ~~ ENCOURAGED TO READ THE PROXY STATEMENT AND ACCOMPANYING PROXY CARD AS THEY CONTAIN IMPORTANT INFORMATION. Detailed information regarding the identity cf participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the Proxy Statement, including Appendix B thereto. Shareholders can obtain the Proxy Statement, any amendments or supplements to the Proxy Statement and other documents filed by Forest Laboratories with the SEC for no charge at the SEC’s website at www.sec.gov. Copies are also available at no charge at Forest Laboratories’ website at www.frx.cam or by writing to Forest Laboratories at &09 Third Avenue, New York, New York 10022. This document contains quotes and excerpts from certain previously published material. Consent Df the author and publication has not been obtained to use the material as proxy soliciting: material. If you nave any questions, require assistance with voting your WHITE proxy card, _ or need additions! copies of the proxy materials, please contact 105 Madison Avenue ^*

£ij£ ISS Recommends Forest Shareholders Vote the Company’s White Card at Annual Meeting | Forest 201 — Windows Internet Explorer pro [ nn | HB [^¦SJ^h .’ w ^j ht ±p://w^w.frx2011annualmeeting.com.’pre:welea:;e:/icwecommend:-fore:t-^^ T ^ ^f X *v* Google <P T File Edit View Favorites Tools Help <£ Favorites ‘0 ISS Recommends Forest Shareholders Vote the C... If you rtawe any-(joesfions, require assistance with voting yoor WH^Tf proxy card, or need additional copies of the proxy materials, please contact 105 Madison Avenue New Yttrk, NY 10016 frxprDxylgmackenziepartners.com (212} 929-5500 (Call Collect} Or p TOLL-FREE [300)322-2335 Investor Contact Frank J. Murdolo Vice President- Investor Relations, Forest Laboratories, Inc. 1-212-224-6714 Frank.riurdolo@frx.com

jj£ ISS Recommends Forest Shareholders Vote the Company’s White Card at Annual Meeting | Forest 201 - Windows Internet Explorer pro [ nn | HB [^¦SJ^hJ .’ w ^j ht ±p://w^w.frx2011annualmeeting.com.’pre:welea:;e:/icwecommend:-fore:t-!;h^ T ^ ^f X *v* Google <P T File Edit View Favorites Tools Help <Q Favorites ‘0 ISS Recommends Forest Shareholders Vote the C... f rxprDxy@ma ckenziepartn ers. cd m (212) 929-5500 [Call Collect) Or TOLL-FREE (S00) 322-2SS5 Investor Contact: Frank J. Murtfolo Vice President- Investor Relations, Forest Laboratories, Inc. 1-212-224-6714 Frank.Murdol o@f nc. com Media Contacts: Sard Verbinnen SCd Hugh Bums/Renee Sr>tr>/Ls5ley Bogdanuw 1-212-6S7-B0E0 Additional Investor Contacts: MacKenzie Partners Dan Burch 1-212-929-574S Charlie Koons 1-212-929-570B < back HOlC I PRESSRELEASES I SHAREHOLDER LETTERS I PRESENTATIONS & MATERIALS I OUR NOMINEES I PROXY MATERIALS I SEC FILINGS I &n bsp; CONTACT O 2D11 Forest Laboratories, Inc. | Important Information

ISS Recommends Forest Shareholders Vote the Company’s White Card at Annual Meeting
Forest Believes Icahn Group’s Press Release Regarding ISS Recommendation is Misleading
NEW YORK, August 10, 2011 — Forest Laboratories, Inc. (NYSE: FRX) (“Forest”) today responded to an Icahn Group press release regarding the recent report issued by leading proxy advisory service Institutional Shareholder Services (ISS):
“Contrary to the impression Carl Icahn seeks to create in his press release, ISS today recommended that shareholders vote on the Company’s WHITE card to elect all ten Forest directors at its upcoming Annual Meeting of Shareholders. Icahn has self-servingly picked isolated statements from the ISS report in a transparent effort to mislead Forest shareholders as to the true conclusion of ISS. ISS thoroughly reviewed Forest’s performance metrics, management of patent cliff challenges, and board nominees and concluded that Icahn ‘has not demonstrated a compelling case that change at the board level is needed’. ISS’s conclusion is clear: shareholders should vote the WHITE proxy card in support of all ten Forest nominees.”
The Company noted that proxy advisory service Egan-Jones also supported all ten of the Company’s nominees, and that Glass Lewis – which Icahn also chooses to tout – rejected all but one of Icahn’s nominees.
Forest urges shareholders to vote the WHITE card they have received from Forest and to vote “FOR ALL” ten of Forest’s nominees to its Board of Directors. Shareholders can vote by telephone, Internet or by signing, dating and returning the Company’s WHITE proxy card. Forest urges shareholders NOT to sign any gold proxy card sent to them by the Icahn Group. Even a withhold vote for Icahn’s nominees on a gold proxy card will cancel any previous proxy submitted by shareholders that voted “FOR ALL” the Company’s nominees.
If shareholders have any questions or require assistance with voting their WHITE proxy card, they can contact MacKenzie Partners, Inc., toll-free, at (800) 322-2885. Shareholders can find additional information about the Forest Annual meeting at http://www.frx2011annualmeeting.com/.
Forward Looking Information
Except for the historical information contained herein, this document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve a number of risks and uncertainties, including the difficulty of predicting FDA approvals, the acceptance and demand for new pharmaceutical products, the impact of competitive products and pricing, the timely development and launch of new products, changes in laws and regulations affecting the healthcare industry and the risk factors listed from time to time in Forest Laboratories’ Annual Reports on Form 10-K (including the Annual Report on form 10-K for the fiscal year ended March 31, 2011), Quarterly Reports on Form 10-Q, and any subsequent SEC filings.
Important Additional Information
Forest Laboratories, its directors, director nominees and certain of its executive officers may be deemed to be participants in the solicitation of proxies from Forest shareholders in connection with the matters to be considered at Forest Laboratories’ 2011 Annual Meeting. On July 18, 2011, Forest Laboratories filed its definitive proxy statement (as it may be amended, the “Proxy Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) in connection with such solicitation of proxies from Forest shareholders. FOREST SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT AND ACCOMPANYING PROXY CARD AS THEY CONTAIN

IMPORTANT INFORMATION. Detailed information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the Proxy Statement, including Appendix B thereto. Shareholders can obtain the Proxy Statement, any amendments or supplements to the Proxy Statement and other documents filed by Forest Laboratories with the SEC for no charge at the SEC’s website at www.sec.gov. Copies are also available at no charge at Forest Laboratories’ website at www.frx.com or by writing to Forest Laboratories at 909 Third Avenue, New York, New York 10022.
This document contains quotes and excerpts from certain previously published material. Consent of the author and publication has not been obtained to use the material as proxy soliciting material.

If you have any questions, require assistance with voting your WHITE proxy card, or need additional copies of the proxy materials, please contact:
105 Madison Avenue
New York, NY 10016
frxproxy@mackenziepartners.com
(212) 929-5500 (Call Collect)
Or
TOLL-FREE (800) 322-2885
Investor Contact:
Frank J. Murdolo
Vice President – Investor Relations, Forest Laboratories, Inc.
1-212-224-6714
Frank.Murdolo@frx.com
Media Contacts:
Sard Verbinnen & Co
Hugh Burns/Renee Soto/Lesley Bogdanow
1-212-687-8080
Additional Investor Contacts:
MacKenzie Partners
Dan Burch
1-212-929-5748
Charlie Koons
1-212-929-5708
# # #

H$ Presentations & Materials | Forest 2011 Annual Meeting — Windows Internet Explorer provided by SARD VERBINNEN & CO [ ¦=¦ | M !¦¦%» J v $2j http://www.frx2011annualmeeting.com¦¦’pre:entation!r-material:/ T ^ 4*f X \*M Gwgie <P T File Edit View Favorites Tools Help <£ Favorites ^ Presentations & Materials | Forest 2011 Annual M... /Zx*fiP Forest Laboratories, Inc. visitfrx^om 3 Presentations & Materials Date Title 03.11.2011 Forest Labs — Key Considerations for Shareholders 0B.0S.2011 Forest Labs — We Believe Icarm’s Nominees are Conflicted ^ 03.05.2011 Forest Labs — A Leading Pharmaceutical Company OB.04.2011 Icahn’s August 3rd Claims are Filled with Misrepresentations 07.23.2011 Forest Labs — A Leading Pharma Company Submission on Behalf of Howard Solomon to the HHS-OIGfrom Davis Polk & 06.13.2011 Wardwetl LLP 04.05.2011 FRX Board Meeting Minutes from April 5.2011 03.29.2011 FRX Presentation to the HHS-OIG from Debevoise & Plimpton LLP Letters Date Title 03.05.2011 Case Closure Letter to Howard Solomon from the HHS-OIG 07.25.2011 Letter from Dr. Jorge Gal lard o, Chairman of the Board. Aim i rail 07.1 S.2011 Letter from Peter M. Hecht. CEO. Ironwood Pharmaceuticals 06.23.2011 Letter from Lisa A. Rickard, President, U.S. Chamber Institute for Legal Reform 06.15.2011 Letter from John J. Caste Hani. President and CEO. PhRMA 04.13.2011 Letter from Dr. Jochen Hiickmann. Shareholders’ Council,. Men

H$ Presentations & Materials | Forest 2011 Annual Meeting — Windows Internet Explorer provided by SARD VERBINNEN & CO [ ¦=¦ | M !¦¦%» J v $2j http://www.frx2011annualmeeting.com¦¦’pre:entation!r-material:/ T ^ 4*f X \*M Gwgie <P T File Edit View Favorites Tools Help <£ Favorites ^ Presentations & Materials | Forest 2011 Annual M... Date Title 08 05 2011 Case Closure Letter to Howard Solomon from the HHS-OIG 07.25.2011 Letter from Dr. Jorge Gallardo. Crairman of the Board. Almirall 07.18.2011 Letter from Peter M. Hecht. CEO, Ironwood Pharmaceuticals 06.23.2011 Letter from Lisa A. Rickard, President, U.S. Chamber Institute for Legal Reform 06.15.2011 Letter from John J, Castellani. President and CEO, PhRMA 04.13.2011 Letter from Dr. Jochen Huekmann, Sharehokters’ Council. Merz Letter from Peter Clark. Offrce of Inspector General. Dept. of Health & Human — 04.0S.2011 Services 03 30 2011 FRX Letter to the HHS-OIGfrom Debevoise & Plimpton LLP News Reports Date Title 03 06 2011 “Forest Chief Prevails Over U.S.” — The Wall Street Journal “Forest Firing -The government seeks to sack an innocent boss11 -The = 05.05.2011 Economist 05 022011 “Kathleen Spitzer” — The Wall Street Journal 04.29.2Q-11 “The Government’s Power to Oust a C.E.O.!I — DealBook, The Hew York Times 04.26.2011 “U.S. Effort to Remove Drug CEO Jolts Firm s;l-The Wall Street Journal HOWE I PRESSRELEASES I SHAREHOLDER LETTERS I PRESENTATIONS & MATERIALS I OUR NOMINEES I PROXY MATERIALS I SEC FILINGS I &n bsp; CONTACT <S 2311 Forest LabofBtnries, Inc. | Important Information

Forest Labs Key Considerations for Shareholders August 11, 2011 aZvSx Forest Laboratories, Inc.

Why You Should Support Forest’s Nominees Forest is performing well, outperforming the relevant indices in both the short and long term and developing one of the deepest and most promising pipelines in the industry Forest nominees will create a strong and independent Board of Directors - six out of ten nominees are new within last five years Forest’s incumbent directors have driven the Company’s operational success, bring critical skills, experience, and expertise to Board, and are free of conflicts Forest’s three new nominees all have strong executive experience, no prior relationships with Forest, and no conflicts • The proxy advisory services strongly support Forest ISS has recommended FOR ALL TEN of Forest’s nominees, concluding Icahn has failed to make a case for change Egan-Jones has recommended FOR ALL TEN of Forest’s nominees, concluding Icahn failed to show his nominees would benefit shareholders Glass Lewis rejected all but ONE of Icahn’s nominees

Track Record of Financial Performance(1) • Over the last 10 years, Forest has increased revenue at a compound annual growth rate of 12.1% - Commercial success has grown four products, CELEXA, LEXAPRO, BENICAR® and NAMENDA, to blockbuster status with over $lBn in sales • Over this same time period, our focus on leveraging our operating costs has generated a 16.5% compound annual growth rate in GAAP EPS Total Revenue GAAP EPS Fiscal Year End Fiscal Year End $MM $/ Share 5’00°l ^^4 390 40°l ^^^3.59 3,750 — ^^—¦*” 3.00 — ^^~^^ ^^*"^ 2,912 2.08 2,500 2.00 — ^^^M 1,574 ^^^^h 0.91 1,250 — 1 00 — ^^^^ 0 B 0.00— ¦02 ‘06 ‘11 ‘02 ‘06 ‘11 ^^M Sales ^^M GAAP EPS Note 1. For 10-year period ending FY’11

Delivering Shareholder Returns in Short & Long Term • We have outperformed the most relevant indices — the S&P 500 and the AMEX Pharmaceutical Index (DRG) — over both the short and long term Price Performance (1)(2) As of June 30, 2011 Forest S&P 500 DRG 1 Year 43.4% 28.1% 20.3% FRX Outperformance / 15.3% 23.1% (Underperformance) 3 Year 13.2% 3.2% 14.3% FRX Outperformance / 10.1% (1.0%) (Underperformance) 5 Year 1.7% 4.0% 0.6% FRX Outperformance / (2.3%) 1.1% (Underperformance) 20 Year 774.2% 255.8% NA FRX Outperformance / 518.4% NA (Underperformance) Notes 1 .The AMEX Pharmaceutical Index (DRG) was developed on July 31, 1991 2. Price performance does not include dividends ^^^^

# Product Development Outperforming Industry

- Forest has received 7 New Molecular Entities approvals over the last ten years and 4 in the last five years - outperforming many of its largest rivals

**NME + New BLA Approvals [1][2][3][4][5]**

*"FRX has proven its development capability over the last three years and its focus now returns to what it does best – commercial execution."*
*(Corey Davis, Jefferies Research, 16-May-2011)*



16
12
8
4
0
7
4
16
9
12
10
9
2
8
2
7
2
5
2
4
2
2 2
0 0
Peer Last 10 yrs Median: 7
Peer Last 5 yrs Median: 2
FRX
NVS
GSK
MRK
PFE
LLY
AZN
SHP
CEPH
WCRX
Last 10 yrs
Last 5 yrs
Peer Last 10 yrs Median
Peer Last 5 yrs Median

**Notes**
1. Approvals granted to other licensor prior to in-licensing by peer company not included
2. Approvals granted to other companies prior to acquisitions by peer company not included (eg. Clinical Data's VIIBRYD, Wyeth's PRISTIQ)
3. Generics, new formulations, combinations, new indications and life-cycle extension approvals are not included (eg. ZETIA is included, but not VYTORIN)
4. Chiral enantiomer approvals (LEXAPRO and NUVIGIL) are included
5. Vaccine BLAs are included

5

# "Next Nine" Products Grow & Diversify Revenue

- New products will diversify Forest's revenue mix significantly and allow a return to growth post the FY2012 Loss of Exclusivity of LEXAPRO
  - Top line sales growth goals of approximately 10% CAGR ('13-'17); adjusted EPS growth goals of approximately 30% CAGR ('13-'17) (1)
- FY2016 Revenue expected to be greater than FY2011 Revenue (2)

**FY2011 Revenue by Product**


LEXAPRO
NAMENDA
Other
BYSTOLIC
SAVELLA

**FY2016E Revenue By Product**


LEXAPRO
NAMENDA
cariprazine
BYSTOLIC
SAVELLA
TEFLARO
VIIBRYD
DALIRESP
aclidinium
linaclotide
levomilnacipran
Other / Pipeline

*"Best late stage pipeline in all biopharma – 5 drugs launch in next 2 years all with composition of matter patents. Will drive >30% EPS growth post F2013 trough." (Corey Davis, Jefferies Research, 16-May-2011)*

(1) Assumes receipt of expected product approvals and successful launch of the "Next Nine" products. Please see "Important Additional Information--Forward Looking Information" on slide 15.
(2) See above.

6

Highly Qualified Board with Strong Track Record Over the last 10 years, the Company’s incumbent directors have guided Forest as revenues and earnings per share have increased at compound annual growth rates of 12.1% and 16.5% respectively Our slate represents an appropriate balance of new perspectives — including five new independent directors in the last five years — and board members who have helped build value and execute the Company’s strategy over the longer term Forest added two new independent directors to its Board in 2006 and 2009, respectively: Dr. Nesli J. Basgoz, Associate Chief for Clinical Affairs, Division of Infectious Diseases at Massachusetts General Hospital Dr. Peter J. Zimetbaum, a Director of Clinical Cardiology at Beth Israel Deaconess Medical Center and an Associate Professor of Medicine at Harvard Medical School They join another independent medical expert Dr. Lester Salans, Clinical Professor and member of the Clinical Attending Staff of Internal Medicine at the Mount Sinai Medical School and a former Director of the National Institutes of Arthritis, Diabetes, Digestive and Kidney Diseases of the National Institutes of Health Incumbent director Dan L. Goldwasser also brings important expertise in corporate governance and legal and accounting matters, having served for several years on the Auditing Standards Board of the American Institute of Certified Public Accountants and as Chairman of the American Bar Association’s Business Law Section’s Committee on Law and Accounting

Strong, New Independent Board Nominees Chris Coughlin, 59, most recently served as Executive Vice President and Chief Financial Officer of Tyco International from 2005 to 2010. Previously, Mr. Coughlin was Chief Financial Officer of Pharmacia Corporation from 1998 until its acquisition by Pfizer in 2003. Mr. Coughlin is currently serving as the lead independent director on the board of Dun & Bradstreet, where he is a member of the Audit Committee and the Compensation and Benefits Committee. He also serves on the board of Covidien pic, where he is the chair of their Compliance Committee. Gerald Lieberman, 64, most recently served as the President and Chief Operating Officer of AllianceBernstein from 2004 to 2009, where he oversaw several critical functions for the Company, including finance, global risk management, technology, operations, human resources, investor and public relations. In addition, he was instrumental in developing the AllianceBernstein’s global integrated platform and enhancing its corporate governance and financial transparency. Prior to joining Alliance Bernstein in 1998, Mr. Lieberman held a number of positions at Fidelity Investments from 1993 to 1998, including Chief Financial Officer and Chief of Administration. Mr. Lieberman is currently serving as a director at Computershare. Brent Saunders, 41, has been the Chief Executive Officer of Bausch + Lomb and a board director since March 2010. Prior to Bausch + Lomb, Mr. Saunders served as a senior executive with Schering-Plough from 2003 to 2010, most recently as President of Global Consumer Health Care. He also served as Head of Integration for both Schering-Plough’s merger with Merck & Co. and for its $16 billion acquisition of Organon BioSciences. Before joining Schering-Plough, Mr. Saunders was a Partner and Head of the Compliance Business Advisory Group at PricewaterhouseCoopers from 2000 to 2003. In addition to the Bausch + Lomb board, he also serves on the boards of ElectroCore and the Overlook Hospital Foundation. ^^^

Icahn’s Nominees Should be Rejected Richard Mulligan and Eric Ende have no previous corporate operating or management experience and have no expertise in compliance or governance. During Richard Mulligan’s six years of combined service as a director of ImClone, Biogen Idee and Enzon, none of these companies had a new product approved in the U.S. During Alex Denner’s involvement with ImClone, Biogen Idee, Amylin and Enzon, none of these companies had a new product approved in the U.S. Denner also was tasked with finding a new CEO for Enzon and has failed for a year and a half to find a permanent replacement. Lucian Bebchuk has no pharmaceutical or operating experience, and his limited public company board experience is less than five months on the board of Norilsk Nickel, a Russian mining company. None of Icahn’s four nominees have been on the board of any company when it has received a New Chemical Entity (NCE) or Biological License Application (BLA) approval.

We Believe Denner and Mulligan Are Conflicted Icahn doesn’t challenge the fact that Biogen Idee and Amylin compete with Forest for new product licensing and acquisition opportunities in important and overlapping therapeutic areas Icahn’s argument that Biogen Idee and Amylin do not currently market products that compete with Forest’s misses the point — like Biogen Idee and Amylin, Forest is currently looking for new opportunities to grow and manage patent expirations In the last two years alone, Forest has evaluated 215 potential products in areas where Biogen Idee and Amylin are actively searching for new business opportunities, including: Neurology (94) — including 14 Multiple Sclerosis products directly competitive with Biogen Idec’s Avonex and Tysabri - Acute Care (60) — including 17 Cardiovascular and 27 Infectious Disease products Diabetes (56) — including 8 GLP-1 based products directly competitive with Amylin’s Byetta and Bydureon - Obesity (5) ¦

Leading Proxy Advisory Firms Support ALL Forest Nominees • ISS and Egan-Jones recommend shareholders vote FOR ALL TEN of Forest’s director nominees: “Because the dissident has not demonstrated a compelling case that change at the board level is needed, we have not recommended shareholders vote for any of the dissident nominees.” (ISS Proxy Report, August 10, 2011, Page 24) “Based on the company’s pipeline, its demonstrable success in bringing newer products to market and shepherding others through regulatory approval, and analysts’ assessment of and financial projections for those replacement products, however, we find little evidence to support the dissidents’ contention that the board has made major strategic missteps in planning for the upcoming patent cliffs.” (ISS Proxy Report, August 10, 2011, Page 5) ”...[Management has clearly taken action to offset the looming Lexapro and Namenda patent cliffs through the launch of five new products since 2008, and the planned launch of four additional products in over the next several years.” (ISS Proxy Report, August 10, 2011, Page 4) “Our belief that the dissidents’ plans and ideas as so far described will not improve the Company’s shareholder value.” (Egan-Jones Proxy Report, July 28, 2011, page 6) “We are not convinced that election of the dissidents’ slate of nominees to the Company’s board of directors would work to the benefit of shareholders.” (Egan-Jones Proxy Report, July 28, 2011, page 6) “We note the presence of key Board committees namely Audit, Compensation and Nominating committees, comprised solely of Independent outside directors.” (Egan-Jones Proxy Report, July 28, 2011, page 6)

Glass Lewis Rejects All But One of Icahn’s Nominees Glass Lewis recommends shareholders reject three of Icahn’s four nominees, thereby supporting nine of the Company’s ten nominees Forest respectfully disagrees with Glass Lewis’s support of Icahn-nominee Richard Mulligan. In supporting Mulligan, Glass Lewis: Ignores what we believe is Mulligan’s obvious conflict: his simultaneous service on the Board of Biogen Idee, a company with which Forest competes for product opportunities Ignores that Mulligan has been on the Executive Committee of Enzon since February of 2010, during which time the company has failed to appoint a new CEO Bases its analysis on inconsistent peer groups and arbitrary time frames that are not appropriate benchmarks for Forest Fails to appreciate that Forest’s DOJ settlement was one of the industry’s smallest and that the HHS- OIG potential exclusion matter has now been dropped Fails to consider the fact that Forest’s three new, independent nominees are all highly qualified financial experts and would be excellent additions to the Board’s audit and other committees Downplays the importance of Forest’s history of successfully managing through loss of exclusivity cycles and progress in developing “next nine” products

Research Analysts Respect Forest’s Accomplishments Corey Davis, Jefferies Research, 5/16/11: “Best late stage pipeline in all biopharma — 5 drugs launch in next 2 years all with composition of matter patents. Will drive >30% EPS growth post F2013 trough.” Ian Sanderson, Cowen Research, 10/18/10: “We believe Forest now boasts the deepest late-stage new drug pipeline in the specialty Pharmaceuticals sector.” Chris Schott, JPMorgan Research, 6/3/11: “Following the approval of DAURESP and the acquisition of VIIBRYD earlier this year, and ahead of FDA filings for linaclotide and aclidinium, as well as several additional pipeline catalysts later this year, Forest is actively transitioning beyond the legacy of LEXAPRO and NAMENDA franchises.” Catherine Arnold, Credit Suisse Research, 6/28/11: “A little bit goes a long way in the FRX P&L, the slightest increase in sales, prompts a dramatic rise in EPS...Meaningful increases in commercial investments are not needed beyond base costs, allowing for more positive contribution as sales rise.” John Boris, Citi Research, 7/6/10: “The research organization is leveraged through its ability and capacity to conduct multiple rigorous clinical trials across a wide range of therapeutic areas, covering central nervous system, cardiovascular, gastro intestinal, anti-infective, respiratory, rheumatology and endocrinology.” AnnabelSamimy, StifelNicolaus, 4/19/11: “With five recent product approvals (BYSTOLIC, SAVELLA, TEFLARO, DAURESP and VIIBRYD) from five different FDA divisions, along with two NDAs (aclidinium, linaclotide) for CY2011 and potentially two more for CY2012 (levomilnacipran, cariprazine), Forest’s tuck-in licensing and acquisition activity over the past six years to replace LEXAPRO (CY2012) and NAMENDA (CY2015) is now beginning to materialize.” Damien Conover, Morningstar Equity Research, 7/25/11: “Forest has a more than 30-year record of creating shareholder value, largely through licensing drugs. Given this, we have confidence that the company will invest its cash wisely. The company has committed to investing with a long-term view rather than appeasing impatient investors by chasing high-priced deals that could boost short-term results but fail to create long-term value for shareholders.” ^^^^

Vote the White Proxy Card Today. Reject Icahn’s Nominees! aZvSx Forest Laboratories, Inc.

Important Additional Information Forward Looking Information Except for the historical information contained herein, this document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve a number of risks and uncertainties, including the difficulty of predicting FDA approvals, the acceptance and demand for new pharmaceutical products, the impact of competitive products and pricing, the timely development and launch of new products, changes in laws and regulations affecting the healthcare industry and the risk factors listed from time to time in Forest Laboratories’ Annual Reports on Form 10-K (including the Annual Report on form 10-K for the fiscal year ended March 31, 2011), Quarterly Reports on Form 10-Q, and any subsequent SEC filings. Important Additional Information Forest Laboratories, its directors, director nominees and certain of its executive officers may be deemed to be participants in the solicitation of proxies from Forest shareholders in connection with the matters to be considered at Forest Laboratories’ 2011 Annual Meeting. On July 18, 2011, Forest Laboratories filed its definitive proxy statement (as it may be amended, the “Proxy Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) in connection with such solicitation of proxies from Forest shareholders. FOREST SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT AND ACCOMPANYING PROXY CARD AS THEY CONTAIN IMPORTANT INFORMATION. Detailed information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the Proxy Statement, including Appendix B thereto. Shareholders can obtain the Proxy Statement, any amendments or supplements to the Proxy Statement and other documents filed by Forest Laboratories with the SEC for no charge at the SEC’s website at www.sec.gov. Copies are also available at no charge at Forest Laboratories’ website at www.frx.com or by writing to Forest Laboratories at 909 Third Avenue, New York, New York 10022. This document contains quotes and excerpts from certain previously published material. Consent of the author and publication has not been obtained to use the material as proxy soliciting material.

Important Additional Information Disclaimer re: Exclusivity Loss Management The Company’s successful management of the CELEXA loss of exclusivity does not guarantee successful management of future loss of exclusivity cycles (such as with respect to LEXAPRO and NAMENDA) or ability to replicate such results under current or future conditions. Use of Non-GAAP Financial Information Non-GAAP earnings per share information adjusted to exclude certain costs, expenses and other specified items as summarized in the table below. This information is intended to enhance an investor’s overall understanding of the Company’s past financial performance and prospects for the future. This information is not intended to be considered in isolation or as a substitute for earnings per share prepared in accordance with GAAP. FOREST LABORATORIES, INC. AND SUBSIDIARIES SUPPLEMENTAL FINANCIAL INFORMATION Reported earnings per share: $0.90 $0.39 Specified items, per share, net of tax: DOJ investigations 0.39 Licensing payment to TransTech for glucose-lowering agents 0.17 Licensing payment to Blue Ash for azimilide 0.14 Adjusted Non-GAAP earnings per share: $1.04 $0.95 ^^m

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# SEC Filings

| Date | Title | Type |
|---|---|---|
| 08.11.2011 | ISS Recommends Forest Shareholders Vote the Company's White Card at Annual Meeting | DEFA14A |
| 08.10.2011 | Updates to Website | DEFA14A |
| 08.10.2011 | ISS Recommends Forest Shareholders Vote For Company's Entire Slate of Ten Board Nominees | DEFA14A |
| 08.09.2011 | Updates to Website | DEFA14A |
| 08.09.2011 | Forest Labs – We Believe Icahn's Nominees are Conflicted | DEFA14A |
| 08.08.2011 | Forest Laboratories Sends Letter to Shareholders | DEFA14A |
| 08.08.2011 | Updates to Website | DEFA14A |
| 08.08.2011 | Additional Materials | DEFA14A |
| 08.08.2011 | HHS-OIG Drops Potential Action Against Forest CEO | DEFA14A |
| 08.05.2011 | Updates to Website | DEFA14A |
| 08.05.2011 | Forest Labs – A Leading Pharmaceutical Company | DEFA14A |
| 08.05.2011 | Forest Laboratories Issues Statement Regarding Litigation with Icahn | DEFA14A |
| 08.04.2011 | Updates to Website | DEFA14A |
| 08.04.2011 | Icahn's August 3rd Claims Are Filled With Misrepresentations | DEFA14A |
| 08.01.2011 | Updates to Website | DEFA14A |
| 08.01.2011 | Forest Laboratories Sends Letter to Shareholders | DEFA14A |

££ SEC Filings | Forest 2011 Annual Meeting — Windows Internet Explorer provided by SARD VERBINNEN & CO [ ¦=¦ | jjl |mS» .’ w ^j http:/.AwvW.fnx2011annualmeeting.com-^ec-filincj:/ T ^ 4*f X \tM Gwgie <P T File Edit View Favorites Tools Help <£ Favorites gfi SEC Filings | Forest 2D11 Annual Meeting OS.01.2011 Forest Laboratories Sends Letter to Share holders DEFA14A 07.29.2011 Updates to Website OEFA14A 07.29.2011 Forest Laboratories Files Investor Presentation DEFA14A 07.2S.2011 Forest Labs — A Leading Pharma Company DEFA14A 07 23 2011 Updates to Website DEFA14A 07.26.2011 Letter to Employees DEFA14A 07.19.2011 Updates to Website DEFA14A 07.19.2011 Excerpts from Q1 2012 Earnings Call DEFA14A 07.1S.2011 Website and Letter to Shareholders DEFA14A 07.13.2011 Letter to Sharehoiders DEFA14A 07.1S.2011 Letter to Employees DEFA14A Forest Laboratories Announces Director Nominees for Election r-a 07.1S.2011 DEFA14A at 2011 Annual Meeting Forest Laboratories Files Definitive Proxy Materials for Annual 07.1S.2011 DEFA14A Meeting to Be Held on Augjst 15. 2011 07.18.2011 Proxy Statement DEFC14A 07.12.2011 Letter to our Shareholders OEFA14A 07.03.2011 Preliminary Proxy Statement PRER14A 06.21.2011 Preliminary Proxy Statement PREC14A 06.20.2011 Letter to Employees DEFA14A 06.13.2011 Forest Laboratories Receives Notice of Director Nominees DEFA14A HOWE I PRESSRELEASES I SHAREHOLDER LETTERS I PRESENTATIONS & MATERIALS I OUR NOMINEES I PROXY MATERIALS I SEC FILINGS I CONTACT ©2011 Forest LaboratcriES, Inc; | Important InFcfmation